EXHIBIT 10.38

NATIONAL HOLDINGS CORPORTATION

NOTE PURCHASE AGREEMENT

DATED AS OF

JUNE 4, 2010

with respect to

5% CONVERTIBLE SUBORDINATED PROMISSORY NOTES

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of June 4, 2010, is entered into by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the individuals and entities listed on Exhibit A hereto under the heading “Initial Purchasers” (the “Initial Purchasers”) who become parties to this Agreement by executing and delivering a financing signature page in the form attached hereto as Exhibit B (the “Financing Signature Page”), and the individuals and entities who become parties to this Agreement after the date hereof in accordance with Section 2.2 hereof by executing and delivering a Financing Signature Page (the “Additional Purchasers”).  The Initial Purchasers and the Additional Purchasers are collectively referred to herein as the “Purchasers.”  A certain Initial Purchasers (designated on Exhibit A hereto) shall be afforded the additional rights set forth herein and is referred to here as the “Lead Investor.”

WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, up to an aggregate of $2,000,000 principal amount of 5% Convertible Subordinated Promissory Notes (the “Notes”); and

WHEREAS, upon the consummation of a Subsequent Financing (as defined in the form of Note attached hereto as Exhibit C and pursuant to the terms described on Schedule A to such form of Note) by the Company on or before July 7, 2010 (the “Maturity Date”), each holder of the Note shall have the right but not the obligation to cause the entire principal amount and accrued interest of their Note to convert into units of the Subsequent Financing (the “Units”) consisting of (a) up to 4,000,000 shares of a newly created class of Series C Preferred Stock (the “Preferred Stock”) convertible into shares of the Company’s common stock, $0.02 par value per share (the “Common Stock”) and (b) warrants exercisable for up to 4,000,000 shares of Common Stock (the “Unit Warrant”), at a purchase price equal to $0.50 per Unit, in each case as more particularly described and set forth on Schedule A to the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1. Authorization; Sale of Notes.

1.1 Authorization.  The Company has, or before the Closings (as defined in Section 2.2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of the Notes.

1.2 Sale of Notes.  Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and each of the Purchasers will purchase, severally and not jointly, the Notes in the principal amounts set forth on Exhibit A attached hereto.  The terms and provisions of the Notes are more fully set forth in the form of Note, a true and correct copy of which is attached hereto as Exhibit C.

2. Purchase Price; Closing.

2.1           Purchase Price.  The aggregate purchase price (the “Purchase Price”) to be paid by the Purchasers to the Company to acquire the Notes shall be up to $2,000,000.

2.2           The Initial Closing.  Subject to the terms and conditions of this Agreement, the initial closing (the “Initial Closing”) of the sale and purchase of Notes under this Agreement shall take place at the offices of Littman Krooks LLP, 655 Third Avenue, New York, New York 10017 (or remotely via the exchange of documents and signatures) on the date of this Agreement (the “Initial Closing Date”).  At the Initial Closing:

(a) the Company shall deliver to each of the Initial Purchasers, a Note in the amount set forth opposite such Initial Purchaser’s name on Exhibit A attached hereto; and

(b) each Initial Purchaser shall pay directly to the Company, by wire transfer of immediately available funds, the Purchase Price for the Notes being purchased by such Initial Purchaser.

2.3           Additional Closings.  Additional sales of Notes not sold at the Initial Closing may be made by the Company to the Additional Purchasers at one or more closings (each, an “Additional Closing”), up to and including June 10, 2010.  Each Additional Closing and the Initial Closing are collectively referred to as the “Closings” and the date of each Additional Closing and the Initial Closing are collectively referred to as the “Closing Dates.”  Each Additional Closing shall take place at the offices of Littman Krooks LLP, 655 Third Avenue, New York, NY 10017 (or remotely via the exchange of documents and signatures).  At each Additional Closing, (i) each Additional Purchaser purchasing Notes at such Additional Closing shall execute and deliver a Financing Signature Page, and upon acceptance by the Company of such Financing Signature Page, such Additional Purchaser shall become a “Purchaser” hereunder, (ii) the Company shall issue and deliver to each Additional Purchaser who purchases a Note at such Additional Closing a Note evidencing the principal amount of the Notes being purchased at such Additional Closing by such Additional Purchaser against payment to the Company of the Purchase Price for the Note being purchased by such Additional Purchaser and (iii) the Company shall cause Exhibit A hereto to be amended to include each Additional Purchaser and all corresponding information specified in each such Exhibit (the “Revised Exhibit”).  The Purchase Price shall be paid directly to the Company, by wire transfer of immediately available funds.

3. Representations of the Company.  To induce the Purchasers to enter into this Agreement and to purchase the Notes hereunder, the Company hereby warrants, represents and covenants to the Purchasers as set forth below in this Section 3.  Except as (i) set forth in the SEC Documents (as defined below) filled by the Company with the Securities and Exchange Commission (the “SEC”) or (ii) previously disclosed to the Purchasers by the Company via written due diligence materials or emails or similar written communications, the Company represents and warrants to the Purchasers that as of the Closing Date:

3.1 Due Organization and Qualification.  Each of the Company and its Subsidiaries (which for purposes of this Agreement is defined as the subsidiaries of the Company listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009) is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects (to the extent disclosed in the SEC Documents) of the Company or any Subsidiary, either individually or taken as a whole, (ii) the transactions contemplated hereby or by the Notes or (iii) the authority or ability of the Company to perform any of its obligations hereunder or under the Notes.  Other than the Subsidiaries, the Company owns no interest, directly or indirectly, in any corporation, partnership, joint venture, limited liability company or other entity.

3.2 Power and Authority.  The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Notes and to perform its obligations hereunder and thereunder.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Company.  This Agreement has been duly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws now or hereafter in effect generally affecting the enforcement of creditors’ rights, specific performance, injunctive or other equitable remedies.  When executed and delivered by the Company at the Closing, each Note will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws now or hereafter in effect generally affecting the enforcement of creditors’ rights, specific performance, injunctive or other equitable remedies.

3.3 Authorization of the Notes.  All corporate action on the part of the Company necessary for the authorization, issuance, sale and/or delivery of the Notes and to authorize the transactions contemplated hereby has been duly and lawfully taken.

3.4 Brokers. Neither the Company nor any of Company’s officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement and no fee is or will be due and owing to any broker or finder in connection with the transactions contemplated by this Agreement.

3.5 Private Placement. Assuming the accuracy of the Purchaser representations and warranties set forth in Section 4 hereof, no registration under the Securities Act of 1933, as amended (“Securities Act”) is required for the offer and sale of the Notes by the Company.

3.6 Use of Proceeds.  The Company will use the net proceeds of this Transaction for: (a) capital contribution to its broker-dealer Subsidiaries to be used for net capital requirements of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and (b) for working capital purposes.  Subject to execution and delivery of appropriate confidentiality agreements, the Company shall provide the Lead Investor with a weekly accounting of the use of such proceeds.

3.7 No Conflict.  The execution, delivery and performance of this Agreement and the Notes by the Company and the consummation by the Company of the transactions contemplated hereby and thereby does not and will not (i) result in a violation of the Company’s certificate of incorporation (including, without limitation, any certificates of designations contained therein) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company, or the Company’s or any Subsidiaries Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, federal and state securities laws and regulations and the rules and regulations of FINRA, and including all applicable federal laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations do not or could not reasonably be expected to have a Material Adverse Effect.

3.8 Consents.  Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any court, arbitrational tribunal, administrative agency or commission or other governmental or self regulatory authority or agency (including, without limitation, FINRA and the SEC) (each of the foregoing is hereafter referred to as a “Governmental Entity”) or any other person or entity in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement, in each case, in accordance with the terms hereof or thereof, except (i) a Rule 5122 Filing with FINRA, (ii) a Form D with the SEC and (iii) blue sky filings in various states.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Initial Closing have been obtained or effected on or prior to the Initial Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated hereby, except to the extent failure to obtain such consents do not or could not reasonably be expected to have a Material Adverse Effect.

3.9 No Integrated Offering.  None of the Company, its Subsidiaries or any of their affiliates, nor any person or entity acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offer and sale of the Notes to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of FINRA.  None of the Company, its Subsidiaries, their affiliates nor any person or entity acting on their behalf have taken nor will they take any action or steps that would cause the offer and sale of any of the Notes to be integrated with other offerings of securities of the Company by the Company or any other person or entity.  The offer and sale of the Notes is not and will not be integrated with other offerings of securities of the Company by the Company or any other person or entity.

3.10 Application of Takeover Protections. Other than the staggered board provisions contained in the Company’s Certificate of Incorporation and power and authority to issue ‘blank check’ preferred stock, the Company and its board of directors (the “Board”) have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement.

3.11 SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).

3.12 Absence of Certain Changes.  Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects (to the extent disclosed in the SEC Documents) of the Company or any of its Subsidiaries.  Except as set forth in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any actual knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing will not be, Insolvent (as defined below).  For purposes of this Section 3.12, “Insolvent” means, (a) with respect to the Company and its Subsidiaries, on a consolidated basis, (i) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (ii) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (b) with respect to the Company and each Subsidiary, individually, (i) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (ii) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.  Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital.

3.13 No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects (to the extent disclosed in the SEC Documents), operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its securities and which has not been publicly announced, (ii) could have a material adverse effect on any Purchaser’s investment hereunder or (iii) could have a Material Adverse Effect.

3.14 Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in material violation of any term of or in material default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect.  The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities(including, without limitation, FINRA) necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, which if so initiated and adjudicated against the Company would be reasonably expected to have a Material Adverse Effect.

3.15 Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other person or entity acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

3.16 Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

3.17 Transactions With Affiliates.  Except with respect to Purchasers hereunder that are principal shareholders, officers, directors or employees of the Company, none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other person or entity in which any such officer, director or employee has a substantial interest or is an employee, officer, director, trustee or partner.

3.18 Capitalization.  The authorized and outstanding equity capitalization of the Company (including all options, warrants and other convertible or other securities of the Company or any Subsidiary) are as disclosed in the SEC Documents.

3.19 Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation by any person or entity or before any Governmental Entity pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or their respective officers or directors which is outside of the ordinary course of business or individually or in the aggregate has or would reasonable be expected to have a Material Adverse Effect.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or FINRA involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries.

3.20 Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

3.19 Subsidiary Rights.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

3.20 Tax Status.  Each of the Company and its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

3.21 Internal Accounting and Disclosure Controls.  Each of the Company and its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or other person or entity relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

3.22 Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect

3.23 Investment Company Status.  The Company is not, and upon consummation of the sale of the Notes will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

3.24 Money Laundering.  The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

3.25 Management. During the past five year period, no current director or executive officer of the Company or any of its Subsidiaries has been the subject of:

(a)           a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such person or entity, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(b)           a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(c)           any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(i)           Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)           Engaging in any type of business practice; or

(iii)           Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(d)           any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than 60 days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(e)           a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(f)           a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

4.           Representations of the Purchasers.  Each of the Purchasers severally represents and warrants to the Company as follows:

4.1 Existence and Power.  The Purchaser (a) is duly organized and validly existing and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement.  In the event the Purchaser is an individual, such Purchaser has the legal capacity to execute, deliver and perform the obligations under this Agreement.

4.2 Authorization; No Contravention.  The execution delivery and performance by each Purchaser of this Agreement and the transactions contemplated hereby, (a) have been duly authorized by all necessary action, (b) do not contravene the terms of such Purchaser’s organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any material contractual obligation of such Purchaser or any requirement of law applicable to such Purchaser, and (d) do not violate any orders of any Governmental Entity against, or binding upon, such Purchaser.

4.3 Disclosure of Information.  The Purchaser acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Notes.  The Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes.

4.4 Binding Effect.  This Agreement has been duly executed and delivered by each Purchaser and constitute the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to granting a decree ordering specific performance or other equitable remedies.

4.5 Purchase for Own Account.  The Notes hereby acquired by each Purchaser pursuant to this Agreement are being acquired for such Purchaser’s own account and with no intention of distributing or reselling such securities in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice.  If such Purchaser should in the future decide to dispose of any of such Notes, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect.  Each Purchaser agrees to the imprinting, so long as required by law, of legends on certificates representing all of its Notes, and, upon conversion, on the Preferred Stocks and Unit Warrants and any Common Stock into which they are convertible and/or exercisable.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

4.6 Restricted Securities.  Each Purchaser understands the Notes, the Preferred Stocks, Unit Warrants and the shares of Common Stock underlying the Preferred Stock and Unit Warrants will not be registered at the time of their issuance under the Securities Act since they are being acquired from the Company in a transaction exempt from the registration requirements of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Purchaser’s representations set forth herein.

4.7 Investment Representations.  Each Purchaser (i) has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks involved in purchasing the Securities, (ii) is able to bear the economic risks involving in purchasing the Securities, (iii) is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (iv) has had the opportunity to ask questions of, and receive answers from, Company and persons acting on Company’s behalf concerning Company’s business, management, and financial affairs and the terms and conditions of the Securities.

4.8 Brokers.  There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

4.9 Short Sales and Confidentiality Prior to the Date hereof.  Other than the transaction contemplated hereunder, the Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Purchaser, executed any disposition, including short sales, in the securities of the Company during the period commencing from the time that the Purchaser first received an indication of interest (written or oral) from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date hereof.  Other than to other persons party to this Agreement, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

5. Conditions of Closing of the Initial Purchasers and Additional Purchasers.  The obligations of the Initial Purchasers or Additional Purchasers, as the case may be, to purchase their respective Notes and transfer the Purchase Price for the Notes being purchased at the Initial Closing or Additional Closing, as the case may be, are subject to the fulfillment at or before the Initial Closing or Additional Closing, as applicable, of the following conditions precedent, any one or more of which may be waived in whole or in part by the Initial or Additional Purchasers, which waiver shall be at the sole discretion of such Purchasers:

5.1 Representations and Warranties.  The representations and warranties made by the Company in this Agreement shall have been true and correct in all respects as of the date when made and as of each Closing Date, except for the representations and warranties that are expressly made as of a particular date (which shall remain true and correct as of such date).

5.2 Agreements.  All agreements, and conditions contained in this Agreement to be performed or complied with by the Company prior to the Initial Closing or Additional Closing, as the case may be, shall have been performed or complied with by the Company prior to or at the Initial or Additional Closing, as applicable.

5.3 Consents, Etc.  The Company shall have secured and delivered to the Purchasers all consents and authorizations that shall be necessary or required lawfully to consummate this Agreement and to issue the Notes to be purchased by each Purchaser at the Initial or Additional Closing.

5.4 Delivery of Documents.  All of the documents to be delivered by the Company pursuant to Section 2.2 or 2.3, as applicable, shall be in a form and substance reasonably satisfactory to the Purchasers and their counsel, and shall have been executed and delivered to the Purchasers by each of the other parties thereto.

5.5 Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in a form and substance reasonably satisfactory to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.

5.6 Board Appointment; New Committee; Board Size.  The Board shall have taken all corporate actions necessary to appoint Frank Plimpton, the Lead Investor, as a director of the Board, effective as of the Initial Closing Date.  The Company agrees that Frank Plimpton shall not be removed as a director of the Company by the Board other than as permitted by law.  In addition, the Board shall have created a new committee of the Board (the “New Committee”) responsible for pursuing equity financing in excess of $3 million, significant debt financings, relationships with strategic partners and similar material fundamental transactions, including mergers and acquisitions (“Significant Transactions”).  The members of the New Committee shall consist of Mr. Plimpton, Chris Dewey (a current member of the Board of Directors) and a currently serving independent member of the Board of Directors.  The New Committee shall have the primary responsibility to pursue and evaluate, in lieu of the Board, all Significant Transaction, it being agreed, however, that all Significant Transaction shall remain subject to approval by the full Board.  The New Committee shall remain in existence until the earlier of (i) March 31, 2011 or (ii) such time, if ever, that Mr. Plimpton exercises his ROFR (as defined below).  In addition, the Company agrees that Board shall not be increased beyond nine (9) members from the date hereof until March 31, 2011.

5.7 Right of First Refusal.  Subject to the Board’s determination, in good faith, of its fiduciary duties under law, the Company shall grant the Lead Investor a right of first refusal to match or exceed any Significant Transaction (“ROFR”).  The Lead Investor shall have a five (5) business day period in order to determine if he will exercise the ROFR and/or extend such right to the other Noteholders.  Following the Initial Closing, the Company and the Lead Investor shall enter into a customary definitive agreement to memorialize the ROFR.

5.8 Independent Consultant.  The Company shall have engaged, for a period of not fewer than 30 days from the Initial Closing Date, a financial consultant designated by the Lead Investor (who shall have experience in the management and supervision of the financial affairs of a FINRA member broker-dealer, and who shall be reasonably acceptable to the Board) to advise the Company with respect to and oversee at the offices of the Company the Company’s financial and accounting controls and procedures.

5.9 Broker-Dealer Matters.  Neither the Company nor any Subsidiary shall have received any oral or written notice from the SEC, FINRA or any state securities regulatory authority of any pending or threatened action or proceeding relating to the revocation or modification of any registration or qualification of the Company’s broker-dealer Subsidiaries as broker-dealers.

6. Conditions of Closing of the Company.  The Company’s obligations to sell and issue the Notes at the Initial Closing or Additional Closings, as the case may be, are subject to the fulfillment at or before the Initial Closing or Additional Closings of the following conditions, which conditions may be waived in whole or in part by the Company, and which waiver shall be at the sole discretion of the Company:

6.1 Representations and Warranties.  The representations and warranties made by the Purchasers in this Agreement shall have been true and correct in all respects as of the date when made and as of each Closing Date, except for the representations and warranties that are expressly made as of a particular date (which shall remain true and correct as of such date).

6.2 Agreements.  All agreements, and conditions contained in this Agreement to be performed or complied with by the Purchasers prior to the Initial Closing or Additional Closing, as the case may be, shall have been performed or complied with by the Company prior to or at the Initial or Additional Closing, as applicable.

6.3 Payment of Purchase Price.  The Purchasers shall have tendered (either directly or through a designated escrow agent) the aggregate Purchase Price in exchange for the Notes being issued hereunder in accordance with Section 2.2 or 2.3, as applicable.

7. Miscellaneous.

7.1 Idemnification.

(a) Subject to the provisions of Section 7.6 below, in consideration of each Purchaser’s execution and delivery of this Agreement and acquiring the Notes and in addition to all of the Company’s other obligations hereunder and under the Notes, the Company shall defend, protect, indemnify and hold harmless each Purchaser and all of their respective stockholders, partners, members, officers, directors, employees, direct or indirect investors, heirs, successors and assigns, and any agents or other representatives of any of the foregoing (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or in the Notes, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or in the Notes or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement or the Notes, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Notes, or (iii) the status of such Purchaser as an investor in the Company pursuant to the transactions contemplated by this Agreement and the Notes, except to the extent that the Purchaser breached any of its representations and warranties contained in Section 4 hereof.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(b) Promptly after receipt by an Indemnitee under this Section 7.1 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 7.1, deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (i) the Company has agreed in writing to pay such fees and expenses; (ii) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (iii) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee.  The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability.  The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent.  The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee.  Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or entities relating to the matter for which indemnification has been made.  The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this 7.1, except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(c) The indemnification required by this Section 7.1 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

(d) The indemnity agreement contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitee against the Company or others, and (ii) any liabilities the Company may be subject to pursuant to the law.

7.2 Subsequent Financing; Other Financings; Liquidated Damages.  For the period beginning on the Initial Closing Date and ending on the Maturity Date, the Lead Investor, the Purchasers and the Company shall undertake its good faith best efforts to negotiate documentation relating to and to consummate the Subsequent Financing.  The Company shall ensure that the Purchasers’ rights to participate in the Subsequent Financing on the terms set forth herein and in the Notes are upheld and enforced.  For the period beginning on the Initial Closing Date and ending on the Maturity Date, without the prior written consent of the Lead Investor, neither the Company nor any Subsidiary shall consummate, or enter into or continue (and shall immediate cease) any discussions with any person or entity relating to, any debt, equity or equity-linked financing of the Company or any Subsidiary that is not on the terms and conditions of the Subsequent Financing unless, as liquidated damages, and not as a penalty, the Company (i) pays to the Purchasers in cash an amount equal to the “Makewhole Price” (as such term is defined in Schedule A attached to the Note) as if the Purchasers had actually converted the Note into the Preferred Stock and (ii) issues the Purchasers the Unit Warrants.

7.3 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.4 Remedies.  Each Purchaser shall have all rights and remedies applicable to it which are set forth in this Agreement and in the Notes and all rights and remedies which such parties have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  The Company acknowledges and agreements that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement or the Notes, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

7.5 Successors and Assigns.  This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which the Notes are transferred by such Purchaser, or (b) to any Affiliated Party (as hereinafter defined), and, in each case, such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement.  The Company may not assign its rights under this Agreement.  For purposes of this Agreement, “Affiliated Party” shall mean, with respect to any Purchaser, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Purchaser, including, without limitation, any general partner, manager, officer or director of such Purchaser and any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Purchaser.

7.6 Survival of Representations and Warranties.  All of the representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement for one (1) year from the Initial Closing Date. The Purchasers are entitled to rely, and the parties hereby acknowledge that the Purchasers have so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Company contained herein, irrespective of any independent investigation made by Purchasers.  The Company is entitled to rely, and the parties hereby acknowledge that the Company has so relied, upon the truth, accuracy and completeness of each of the representations and warranties of the Purchasers contained herein, irrespective of any independent investigation made by the Company.

7.7 Expenses.  Each party hereto shall pay its own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

7.8 Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

7.9 Governing Law; Venue.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT.

7.10 Notices.  All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (iii) by facsimile transmission (with printed confirmation of receipt), in each case to the intended recipient as set forth below:

(a)           If to the Company, at 120 Broadway, 27th Floor, New York, NY  10271, Attention: Mark Goldwasser, CEO, Fax Number: (212) 417-8159, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy (which shall not constitute notice) to Littman Krooks LLP, 655 Third Avenue, New York, New York 10017, Attention: Mitchell C. Littman, Esq., Fax Number: (212) 490-2990.

(b)           If to a Purchaser, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with a copy (which shall not constitute notice) to Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, NY 10017, Attention: Douglas S. Ellenoff, Esq. Fax Number: (212) 370-7889.

(c)           Any party may give any notice, request, consent or other communication under this Agreement using commercially reasonable means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.  Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

7.11 Complete Agreement.  This Agreement (including its exhibits and schedules and any other agreement or instrument contemplated hereby) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

7.12 Amendments and Waivers.  This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the aggregate amount of principal under all Notes then held by all Purchasers (the “Requisite Holders”).  Notwithstanding the foregoing, (a) this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion, (b) Exhibit A hereto may be amended by the Company from time to time in accordance with Section 2.2 to add information regarding Additional Purchasers without the consent of the other parties hereto and (c) no amendment of this Agreement may be made with respect to the Maturity Date or interest rate of a Note without the consent of the holder thereof.  The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver.  Any amendment, termination or waiver effected in accordance with this Section 7.9 shall be binding on all parties hereto, even if they do not execute such consent.  No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.13 Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

7.14 Counterparts.  This Agreement may be executed in any number of counterparts (including, in the case of the Purchasers, Financing Signature Pages), each of which shall be deemed to be an original, and all of which shall constitute one and the same document.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.15  Section Headings and References.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.  Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

7.16  Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser.  Nothing contained herein or in any other agreement or instrument contemplated hereby, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Purchasers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated hereby or thereby or any matters, and the Company acknowledges that the Purchasers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated hereby or thereby.  The decision of each Purchaser to purchase Notes has been made by such Purchaser independently of any other Purchaser.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with such Purchaser making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring such Purchaser’s investment in the Notes or enforcing its rights hereunder.  The Company and each Purchaser confirms that each Purchaser has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or the Notes, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  The use of a single agreement to effectuate the purchase and sale of the Notes contemplated hereby was solely in the control of the Company, not the action or decision of any Purchaser, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Purchaser.  It is expressly understood and agreed that each provision contained in this Agreement and in the Notes is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

[Signature Page Follows]

IN WITNESS WHEREOF, each Purchaser and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

NATIONAL HOLDINGS CORPORATION

By:  _____________________________________
        Name:
        Title:

EXHIBIT A

LIST OF PURCHASERS AND NOTES PURCHASED

Name and Address of Initial Purchasers	Principal Amount of Notes

Name and Address of Additional Purchasers	Principal Amount of Notes

EXHIBIT B

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  FRANK S. PLIMPTON
Name of Purchaser

By:  S/S FRANK S. PLIMPTON

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  CHRISTOPHER C. DEWEY
Name of Purchaser

By:  S/S CHRISTOPHER C. DEWEY

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  MARK KLEIN
Name of Purchaser

By:  S/S MARK KLEIN

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  LEONARD J. SOKOLOW
Name of Purchaser

By:  S/S LEONARD J. SOKOLOW

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  STEPHEN JONES
Name of Purchaser

By:  S/S STEPHEN JONES

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  LINDEN GROWTH PARTNERS MASTER FUND
Name of Purchaser

By:  S/S PAUL COVIELLO, MANAGER

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  TELLURIDE ACQUISITION , INC.
Name of Purchaser

By:  S/S DIANE CHILLEMI, PRESIDENT

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

FINANCING SIGNATURE PAGE

By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the “Purchase Agreement”) by and among National Holdings Corporation, a Delaware corporation (the “Company”), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled “Representations of the Purchasers,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser.  The undersigned further hereby agrees to be bound by the terms and conditions of the Purchase Agreement as a “Purchaser” thereunder and authorizes this signature page to be attached to the Purchase Agreement.

Executed, in counterpart, as of the date set forth below.

PURCHASER:

By:  ST. CLOUD CAPITAL PARTNERS, L.P.
Name of Purchaser

By:  S/S ROBERT LAUTZ, MANAGING DIRECTOR

Title:  ____________________________________
Date:  ____________________________________
Contact Person:  ____________________________
Telephone No.:  ____________________________
Fax No.:  _________________________________
E-mail Address:  ___________________________

EXHIBIT C

FORM OF NOTE